UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

THE GORMAN-RUPP COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 755-1011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

On September 16, 2014, The Gorman-Rupp Company issued a news release announcing revised timing of shipments for its previously disclosed Permanent Canal Closure and Pumps (“PCCP”) flood control project in New Orleans. This news release is included as Exhibit 99 and is being furnished, not filed, with this Current Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit

(99)	News Release dated September 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ Brigette A. Burnell
Brigette A. Burnell
Corporate Counsel and Secretary

September 17, 2014

EXHIBIT INDEX

Exhibit		Page

(99)	News Release dated September 16, 2014	5

4